UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2023

FAZE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40083	84-2081659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 N. Cahuenga Blvd. Los Angeles, CA	90038
(Address of principal executive offices)	(Zip Code)

(818) 688-6373

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FAZE	The Nasdaq Stock Market
Warrants, each whole warrant exercisable for one share of common stock	FAZEW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Termination of Chief Executive Officer

On September 9, 2023, the Board of Directors (the “Board”) of FaZe Holdings Inc. (the “Company”) took action to terminate Lee Trink from his position as Chief Executive Officer of the Company, effective immediately. In accordance with the Company’s Corporate Governance Guidelines, as a result of this termination, Mr. Trink is required to submit his resignation as a member of the Board.

(c) Appointment of Interim Chief Executive Officer

Concurrently, On September 9, 2023, the Board appointed Christoph Pachler, the current Chief Operating Officer and Chief Financial Officer of the Company, to the role of Interim Chief Executive Officer of the Company. In addition to this new role, Mr. Pachler will retain his existing role as Chief Operating Officer and Chief Financial Officer of the Company. Biographical and other information about Mr. Pachler required by Item 5.02(c) of Form 8-K is included in the Company’s proxy statement on Schedule 14A for its 2023 annual stockholders’ meeting filed with the Securities and Exchange Commission on May 1, 2023.

The appointment of Mr. Pachler to the role of Interim Chief Executive Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Pachler and any director or executive officer of the Company, and there are no transactions between Mr. Pachler and the Company that would be required to be reported under Item 404(a) of Regulation S-K. Any compensation arrangements, or material changes to existing arrangements, entered into with Mr. Pachler in connection with this appointment will be filed in an amendment to this Current Report on Form 8-K within four business days of any such arrangements being finalized.

Item 7.01 Regulation FD Disclosure.

On September 10, 2023, the Company issued a press release announcing executive leadership changes, which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release of FaZe Holdings Inc. issued September 10, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAZE HOLDINGS INC.

Date: September 11, 2023	By:	/s/ Christoph Pachler
		Name:	Christoph Pachler
		Title:	Interim Chief Executive Officer

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